EXHIBIT 77I

                       TERMS OF NEW OR AMENDED SECURITIES

The Prospectus and Statement of Additional Information, dated April 1, 2001, regarding Winslow Green Growth Fund, post-effective amendment No. 91 to the Trust's Registration Statement, is incorporated by reference as filed via EDGAR on April 3, 2001, accession number 0001004402-00-000118.